UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2008

                            Triple Crown Media, Inc.
             (Exact name of registrant as specified in its charter)

      Delaware                 000-51636                  20-3012824
--------------------     ---------------------      ----------------------
  (State or other             (Commission              (I.R.S. Employer
    jurisdiction              File Number)            Identification No.)
  of incorporation)


       725 Old Norcross Road, Lawrenceville, Georgia               30045
--------------------------------------------------------        ------------
        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code)   (770) 963-9205

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing;

On April 15, 2008 Triple Crown Media, Inc. (Nasdaq: TCMI) received notification from The Nasdaq Stock Market that for the last 30 consecutive trading days TCMI's common stock has not maintained a minimum market value of publicly held shares of $15,000,000 as required for continued inclusion by Marketplace Rule 4450(b)(3) (the "Rule"). TCMI will be provided 90 calendar days, or until July 14, 2008, to regain compliance. If, at anytime before July 14, 2008, the market value of publicly held shares of TCMI's common stock is $15,000,000 or more for 10 consecutive trading days, written notification will be sent stating that TCMI has achieved compliance with the Rule. If compliance with the Rule cannot be demonstrated by July 14, 2008, TCMI's securities will be delisted from The Nasdaq Global Market.

TCMI has issued a press release with respect to this notice, which is filed as
Exhibit 99.1 hereto.

Item 9.01(d) Exhibit

Exhibit 99.1

     Press Release dated April 15, 2008



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Triple Crown Media, Inc.
Date: April 21, 2008

                                         By: /s/ Mark G. Meikle
                                             -----------------------------------
                                             Name: Mark G. Meikle
                                             Title: Executive Vice President and
                                                    Chief Financial Officer